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                                                                   EXHIBIT 99.05

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                     FIRST USA BANK, NATIONAL ASSOCIATION

             -----------------------------------------------------
               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1995-5
             -----------------------------------------------------
                  Monthly Period:                  5/1/00 to
                                                   5/31/00
                  Distribution Date:               6/15/00
                  Transfer Date:                   6/14/00

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1995-5 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

  A. Information Regarding the Current Monthly Distribution.
     ------------------------------------------------------
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     1.  The total amount of the distribution to
         Certificateholders on the Distribution Date per
         $1,000 original certificate principal amount
                                             Class A                  $          5.79743
                                             Class B                  $          5.90076
                                             CIA                      $          6.36486
                                                                      ------------------
                                               Total (Weighted Avg.)  $          5.85909

     2.  The amount of the distribution set forth in
         paragraph 1 above in respect of interest on
         the Certificates, per $1,000 original
         certificate principal amount
                                             Class A                  $          5.79743
                                             Class B                  $          5.90076
                                             CIA                      $          6.36486
                                                                      ------------------
                                             Total (Weighted Avg.)    $          5.85909
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1995-5
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     3.  The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per
         $1,000 original certificate principal amount
                                             Class A                  $          0.00000
                                             Class B                  $          0.00000
                                             CIA                      $          0.00000
                                                                      ------------------
                                             Total (Weighted Avg.)    $          0.00000

B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1.   Allocation of Principal Receivables.
          -----------------------------------

          The aggregate amount of Allocations of Principal Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                             Class A                  $    70,664,921.48
                                             Class B                  $     6,400,992.16
                                             CIA                      $     8,077,442.51
                                                                      ------------------
                                             Total                    $    85,143,356.15

     2.   Allocation of Finance Charge Receivables
          ----------------------------------------

          (a1) The aggregate amount of Allocations of Finance Charge Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                             Class A                  $     7,437,246.93
                                             Class B                  $       673,683.04
                                             CIA                      $       850,123.83
                                                                      ------------------
                                             Total                    $     8,961,053.80

          (b1)  Principal Funding Investment Proceeds (to Class A)    $             0.00
          (b2)  Withdrawals from Reserve Account (to Class A)         $             0.00
                                                                      ------------------
                Class A Available Funds                               $     7,437,246.93

     3.   Principal Receivable / Investor Percentages
          -------------------------------------------

          (a)   The aggregate amount of Principal Receivables in
                the Trust as of the last day of the Monthly Period    $36,124,641,027.99
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1995-5
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          (b)   Invested Amount as of the last day of the preceding
                month (Adjusted Class A Invested Amount
                during Accumulation Period)
                                             Class A                  $   500,000,000.00
                                             Class B                  $    45,180,000.00
                                             CIA                      $    57,230,000.00
                                                                      ------------------
                                             Total                    $   602,410,000.00

          (c)   The Floating Allocation Percentage: The Invested
                Amount set forth in paragraph 3(b) above as a
                percentage of the aggregate amount of Principal
                Receivables as of the Record Date set forth in
                paragraph 3(a) above
                                             Class A                               1.384%
                                             Class B                               0.125%
                                             CIA                                   0.158%
                                                                      ------------------
                                             Total                                 1.667%

          (d)    During the Amortization Period: The Invested Amount
                 as of ______ (the last day of the Revolving Period)
                                             Class A                  $             0.00
                                             Class B                  $             0.00
                                             CIA                      $             0.00
                                                                      ------------------
                                             Total                    $             0.00

          (e)    The Fixed/Floating Allocation Percentage: The Invested
                 Amount set forth in paragraph 3(d) above as a
                 percentage of the aggregate amount of Principal
                 Receivables set forth in paragraph 3(a) above
                                             Class A                               0.000%
                                             Class B                               0.000%
                                             CIA                                   0.000%
                                                                      ------------------
                                             Total                                 0.000%
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1995-5
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     4.   Delinquent Balances.
          -------------------

          The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

          (a)   35 -  64 days                                         $   428,403,170.53
          (b)   65 -  94 days                                         $   277,772,886.82
          (c)   95 - 124 days                                         $   231,052,772.40
          (d)  125 - 154 days                                         $   196,167,513.76
          (e)  155 - 184 days                                         $   164,129,162.83
          (f)  185 or more days                                       $             0.00
                                                                      ------------------
                                             Total                    $ 1,297,525,506.34

     5.   Monthly Investor Default Amount.
          -------------------------------

          (a) The aggregate amount of all defaulted Principal Receivables written off as uncollectible during the Monthly Period allocable to the Invested Amount (the aggregate "Investor Default Amount")

                                             Class A                  $     3,356,048.09
                                             Class B                  $       303,998.60
                                             CIA                      $       383,617.28
                                                                      ------------------
                                             Total                    $     4,043,663.97


     6.   Investor Charge-Offs & Reimbursements of Charge-Offs.
          ----------------------------------------------------

          (a)  The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount and the CIA
                                             Class A                  $             0.00
                                             Class B                  $             0.00
                                             CIA                      $             0.00
                                                                      ------------------
                                             Total                    $             0.00

          (b)  The amounts set forth in paragraph 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Certificateholder's investment)
                                             Class A                  $             0.00
                                             Class B                  $             0.00
                                             CIA                      $             0.00
                                                                      ------------------
                                             Total                    $             0.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1995-5
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          (c)  The aggregate amount of Class A Investor Charge-Offs reimbursed and the reimbursement of reductions in the Class B Invested
               Amount and the CIA
                                             Class A                  $             0.00
                                             Class B                  $             0.00
                                             CIA                      $             0.00
                                                                      ------------------
                                             Total                    $             0.00

          (d) The amounts set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                             Class A                  $             0.00
                                             Class B                  $             0.00
                                             CIA                      $             0.00
                                                                      ------------------
                                             Total                    $             0.00

     7.   Investor Servicing Fee
          ----------------------
          (a) The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Monthly Period

                                              Class A                 $       625,000.00
                                              Class B                 $        56,475.00
                                              CIA                     $        71,537.50
                                                                      ------------------
                                              Total                   $       753,012.50


     8.   Reallocated Principal Collections
          ---------------------------------
               The amount of Reallocated CIA
               and Class B Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or Investor Charge-Offs for the prior month.

                                             Class B                  $             0.00
                                             CIA                      $             0.00
                                                                      ------------------
                                             Total                    $             0.00

     9.   Collateral Invested Amount
          (a)  The amount of the Collateral Invested Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made in respect of the
               preceding month                                        $    57,230,000.00
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          (b)  The Required CIA Invested Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made in respect of the preceding
               month                                                  $    57,230,000.00

    10.   The Pool Factor
          ---------------
               The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period, inclusive of any principal payments to be made on the related Distribution Date, to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                             Class A                          1.00000000
                                             Class B                          1.00000000
                                             Total                            1.00000000

    11.   The Portfolio Yield
          -------------------
               The Portfolio Yield for the related Monthly Period                   9.80%

    12.   The Base Rate
          -------------
               The Base Rate for the related Monthly Period                         9.03%



C   Information Regarding the Principal Funding Account

          1.   Accumulation Period

          (a)  Accumulation Period commencement date                          08/01/2000

          (b)  Accumulation Period Length (months)                                     1

          (c)  Accumulation Period Factor                                          51.57

          (d)  Required Accumulation Factor Number                                     8

          (e)  Controlled Accumulation Amount                         $   500,000,000.00

          (f)  Minimum Payment Rate (last 12 months)                               14.06%
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1995-5
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     2.   Principal Funding Account
          -------------------------

          Beginning Balance                                                               $0.00
               Plus:    Principal Collections for related Monthly Period from
                        Principal Account                                                 $0.00
               Plus:    Interest on Principal Funding Account Balance for
                        related Monthly Period                                            $0.00

               Less:    Withdrawals to Finance Charge Account                             $0.00
               Less:    Withdrawals to Distribution Account                               $0.00
                                                                           --------------------
          Ending Balance                                                                  $0.00

     3.   Accumulation Shortfall
          ----------------------

                  The Controlled Deposit Amount for the previous
                  Monthly Period                                                          $0.00

          Less:   The amount deposited into the Principal Funding
                  Account for the Previous Monthly Period                                 $0.00

                  Accumulation Shortfall                                                  $0.00
                                                                           --------------------
                  Aggregate Accumulation Shortfalls                                       $0.00

     4.   Principal Funding Investment Shortfall
          --------------------------------------

                  Covered Amount                                                          $0.00

          Less:   Principal Funding Investment Proceeds                                   $0.00
                                                                           --------------------
                  Principal Funding Investment Shortfall                                  $0.00
                                                                           --------------------
D.  Information Regarding the Reserve Account
    -----------------------------------------

     1.   Required Reserve Account Analysis
          ---------------------------------

          (a)  Required Reserve Account Amount percentage                               0.00000%

          (b)  Required Reserve Account Amount ($)                                        $0.00
               (0.5% of Invested Amount or other amount
               designated by Transferor)

          (c)  Required Reserve Account Balance after effect of
               any transfers on the Related Transfer Date                                 $0.00

          (d)  Reserve Draw Amount transferred to the Finance
               Charge Account on the Related Transfer Date                                $0.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1995-5
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     2.   Reserve Account Investment Proceeds
          -----------------------------------
          Reserve Account Investment Proceeds transferred to the
          Finance Charge Account on the Related Transfer Date                             $0.00

     3.   Withdrawals from the Reserve Account
          ------------------------------------
          Total Withdrawals from the Reserve Account transferred
          to the Finance Charge Account on the related Transfer                           $0.00
          Date (1 (d) plus 2 above)

     4.   The Portfolio Adjusted Yield
          ----------------------------
          The Portfolio Adjusted Yield for the related Monthly Period                      3.17%
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MONTHLY CERTIFICATEHOLDER'S STATEMENT
Signature Page




                                   First USA Bank, National Association
                                   as Servicer



                                   By: /s/ Tracie Klein
                                       ---------------------------------
                                       Tracie Klein
                                       First Vice President